SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 30, 2001

                           ORASURE TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)



       DELAWARE                    1-10492                    36-4370966
    (State or Other              (Commission              (I.R.S. Employer
     Jurisdiction                    file                   Identification
  of Incorporation or               number)                    Number)
     Organization)



                               150 WEBSTER STREET
                        BETHLEHEM, PENNSYLVANIA 18015
                   (Address of principal executive offices)


                                (610) 882-1820
             (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As previously disclosed in its Current Report on Form 8-K dated December 18, 2000, OraSure Technologies, Inc. (the "Company") (i) informed its independent accountants, PricewaterhouseCoopers LLP ("PWC"), that they would be dismissed upon completion of their audit of the Company's financial statements for the three-month transition period ended December 31, 1999 (the "Transition Period"), and (ii) retained Arthur Andersen LLP as its independent accountants effective such date. On March 26, 2001, PWC completed the audit of the Transition Period and is no longer providing services for the Company.

The report of PWC on the Company's financial statements for the Transition Period did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During its audit of the Transition Period, (i) there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of such disagreements in their report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company requested PWC to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            Exhibit
            16          Letter from PWC dated March 30, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ORASURE TECHNOLOGIES, INC.


Date: March 30, 2001                      By: /s/Robert D. Thompson
                                              ------------------
                                              Robert D. Thompson
                                              Chief Executive Officer

                                Index to Exhibits

            Exhibit
            -------
            16        Letter   from   PWC   to   the   Company    dated
                      March 30, 2001.